FIFTH AMENDMENT TO THE
              AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT

                  FIFTH AMENDMENT dated as of January 14, 2002 (this "Amendment") with respect to the Amended, Restated and Consolidated Credit Agreement dated as of October 12, 1999, (as amended, the "Credit Agreement") by and among American Skiing Company ("American Skiing") and the other borrowers party thereto (collectively, the "Borrowers"), the lenders party thereto (the "Lenders") and Fleet National Bank, N.A. (formerly known as BankBoston, N.A.), as agent (the "Agent").

                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have made Loans and other financial accommodations to the Borrowers which remain outstanding; and

                  WHEREAS, the Borrowers have requested that the Agent and the Lenders amend the Credit Agreement as set forth herein, and the Agent and the Lenders are willing to do so, but only on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

                  Section 1.1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned in the Credit Agreement (as amended by this Amendment) and the following terms shall have the following meanings:

                   "Closing Date": the first date on which the conditions precedent specified in Article IV of this Amendment shall have been satisfied or the satisfaction thereof shall have been waived in accordance with the terms hereof.


                    "Participant": shall have the meaning set forth in Section 4.1.

                    "Participated Advance Fee": shall have the meaning set forth in Section 6.2(b).


                                   ARTICLE II
                                   AMENDMENTS

                  Section 2.1. Amendments to Section 1.1 (Definitions). (a)
Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the definition of Existing Revolving Credit Advances, and (ii) inserting the following definitions in their proper alphabetical order:

                  "Existing Revolving Credit Advances" shall mean all Revolving Credit Advances, other than the Additional Revolving Credit Advances and the Participated Advances.

                  "Fifth Amendment" shall mean the Fifth Amendment, dated as of January 14, 2002, to the Agreement, dated as of October 12, 1999 as amended by the First, Second, Third and Fourth Amendment, executed and delivered by the parties to such Agreement.

                  "Participated Advances" shall mean those certain Revolving Credit Advances made on a non-revolving basis on the Closing Date (as defined in the Fifth Amendment) by the Revolving Credit Lenders to the Borrowers pursuant to this Agreement as amended by the Fifth Amendment in an aggregate amount not to exceed $7,200,000 the proceeds of which are to be used solely to pay interest in such amount due on January 15, 2002 under the Senior Subordinated Notes.

                  "Steamboat Sale" shall mean any and all amounts received by the Borrowers or any of their direct or indirect Subsidiaries or from any proceeds of any sale or other disposition of, or realization on, any of the assets or capital stock, of any of the Steamboat Subsidiaries.

                  Section 2.2. Amendment to Section 2.1 (The Revolving Credit).
Section 2.1(b) of the Credit Agreement is hereby amended by (i) deleting the period at the end thereof, and (ii) inserting a new proviso in lieu thereof, as follows:

         "; and provided, further however, that the Additional Revolving Credit Advances and the Participated Advances shall be made on a non-revolving basis and may not be reborrowed."

                  Section 2.3. Amendment to Section 2.3 (Interest on Revolving Credit Advances). Section 2.3 is hereby amended by deleting the last sentence thereof and inserting in lieu thereof the following sentence:

          "Notwithstanding anything to the contrary contained in this Section
          2.3 or elsewhere in this Agreement, the Borrowers, jointly and severally, shall pay interest on the unpaid balance of (i) the Additional Revolving Credit Advances from time to time outstanding at a per annum rate equal to 12.0%, (ii) the Participated Advances from time to time outstanding at a per annum rate equal to 17.5%, and (iii) until such time as the Borrowers shall have consummated the Optional Prepayment, the Borrowers, jointly and severally, shall pay interest on the unpaid balance of the Existing Revolving Credit Advances from time to time outstanding at the following rates: (a) during the period from the Effective Date through December 31, 2001, the Base Rate plus 3.00%, (b) during the period from January 1, 2002 through April 30, 2002, the Base Rate plus 3.75%, and (c) thereafter the Base Rate plus 4.25%.".

                  Section 2.4. Amendment to Section 4.1 (Mandatory Repayments and Prepayments). Sections 4.1(d) and (e) of the Credit Agreement are hereby amended as follows:

                  "(d) Notwithstanding anything to the contrary contained in this Section 4.1 or elsewhere in this Agreement, (i) (A) $50,000,000 in proceeds from the Optional Prepayment (to the extent unrelated to a Steamboat Sale) shall be applied first, pro rata to prepay the outstanding Additional Revolving Credit Advances in full (together with all accrued and unpaid interest thereon), second, pro rata to prepay the Existing Revolving Credit Advances (together with all accrued and unpaid interest thereon), whereupon the Maximum Revolving Credit Amount shall be reduced by an amount equal to the amount of principal so prepaid and (B) all remaining proceeds from the Optional Prepayment (to the extent unrelated to a Steamboat Sale) shall be applied first, pro rata to the Term Loans, in inverse order of maturity (together with all accrued and unpaid interest thereon), second, pro rata to prepay any remaining outstanding Additional Revolving Credit Advances in full (together with all accrued and unpaid interest thereon), third, to pay all other Lender Obligations (other than with respect to the Participated Advances) that are then due and, fourth pro rata to prepay the Participated Advances (together with all accrued and unpaid interest thereon), and (ii) the Net Cash Proceeds of any Steamboat Sale (including, in the case of any Optional Prepayment) shall be applied first, pro rata to prepay the outstanding Additional Revolving Credit Advances in full (together with all accrued and unpaid interest thereon), second, pro rata, to prepay the outstanding Participated Advances in full (together with all accrued and unpaid interest thereon), and thereafter, according to the priority set forth in
         Section 4.1(c)(v).

                  (e) Except as set forth in Section 4.1(d), mandatory repayments and prepayments to the Revolving Credit Advances pursuant to this Section 4.1 shall be applied first, to the Existing Revolving Credit Advances, second, to the Additional Revolving Credit Advances, and third, only if all such Revolving Credit Advances, the Term Loans and all other Lender Obligations (other than the Participated Advances) that are then due shall have been paid in full in cash, to the Participated Advances (together with all accrued and unpaid interest thereon).

                  Section 2.5. Amendment to Section 4.2 (Voluntary Prepayments).
Section 4.2 of the Credit Agreement is hereby amended by inserting a new Section 4.2(e) at the end thereof as follows:

                  "(e) Notwithstanding anything to the contrary contained in this Section 4.2 or elsewhere in this Agreement, the Borrowers may not voluntarily prepay the Participated Advances unless and until all Revolving Credit Advances, the Term Loans and all other Lender Obligations (other than in respect of the Participated Advances) shall have been paid in full in cash.".


                                   ARTICLE III
                                   AGREEMENTS

                  Section 3.1. Covenant Restrictions. The Borrowers hereby agree that, notwithstanding anything to the contrary set forth in Section 9.1 of the Credit Agreement or the Second Amendment, so long as any Participated Advances shall remain outstanding, neither the Borrowers nor any Restricted Subsidiary shall create, incur, suffer or permit to exist, or assume or guarantee, directly or indirectly, Indebtedness permitted pursuant to Section 9.1(f) of the Credit Agreement, except the following: (A) Capitalized Lease Obligations and Indebtedness to purchase tangible assets (which Indebtedness may be secured by the assets so purchased) in an aggregate amount not to exceed $15,000,000, and
(B) other unsecured Indebtedness in an amount not to exceed $15,000,000.

                  Section 3.2. Agreements Deemed Agreements under the Credit Agreement. For purposes of the Credit Agreement, the agreements of the Borrowers contained in this Article III shall be deemed to be, and shall be, agreements under the Credit Agreement. Any breach on the part of the Borrowers of any agreement contained in this Article III shall constitute an Event of Default.

                                   ARTICLE IV
                                  CLOSING DATE

                  Section 4.1 Closing Date. This Amendment shall become effective as of the date hereof upon (a) receipt by the Agent of counterparts of this Amendment, duly executed and delivered by the Borrowers, the Agent and the Lenders, (b) payment by or on behalf of the Borrowers of the Participated Advance Fee to the Person that purchases a participation interest (a "Participant") in the Participated Advances, (c) receipt by the Agent of a certificate from a duly authorized officer of the Borrowers certifying that (i) no Event of Default has occurred or is continuing as at the Closing Date, (ii) all representations and warranties set forth in any Lender Agreement are true and correct, as if made on and as of the Closing Date (except as to representations and warranties made as of a certain date, which shall be true and correct as of such date), and (iii) all necessary approvals, consents and authorizations of any Person required with respect to the transactions contemplated hereby have been obtained, and (d) receipt by the Agent of a legal opinion from counsel to the Borrowers as to such matters as the Agent reasonably requested in form and substance satisfactory to the Agent and each Participant.

                                    ARTICLE V
                                 INTERPRETATION

                  Section 5.1. Continuing Effect of the Credit Agreement. The Borrowers, the Agent and each Lender hereby acknowledges and agrees that the Credit Agreement shall continue to be and shall remain unchanged and in full force and effect in accordance with its terms, except as expressly modified hereby.

                  Section 5.2. No Waiver. Nothing contained in this Amendment shall be construed or interpreted or is intended as a waiver of any Default or Event of Default or of any rights, powers, privileges or remedies that the Agent or the Lenders have or may have under the Credit Agreement, any other related document or applicable law on account of such Default or Event of Default.

                                   ARTICLE VI
                                  MISCELLANEOUS

                  Section 6.1. Representations and Warranties. The Borrowers hereby represent and warrant as of the date hereof that, after giving effect to this Amendment, (a) no Default or Event of Default has occurred and is continuing, and (b) all representations and warranties of the Borrowers contained in the Credit Agreement are true and correct in all material respects with the same effect as if made on and as of such date.

                  Section 6.2. Payment of Fees and Expenses. (a) The Borrowers hereby agree to pay or reimburse the Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Agent. In furtherance of the provisions of this Section 6.2 and Section 14.5 of the Credit Agreement, the Borrowers hereby agree that the Agent shall be entitled, upon one Business Day's written notice to the Borrowers, to debit any operating account of any Borrower to collect costs and expenses to which the Agent is entitled pursuant to this Section 6.2 and Section 14.5 of the Credit Agreement. Any such written notice shall identify the operating account to be debited. Additionally, the Borrowers hereby agree to pay or reimburse the Participant for reasonable fees and expenses (including the reasonable fees and disbursements of counsel) of the Participant in an aggregate amount not to exceed $25,000.

                  (b) The Borrowers shall pay to the Participants on a pro rata basis, a fee in the amount of $288,000, payable on the Closing Date (the "Participated Advance Fee").

                  Section 6.3. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  Section 6.4. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS.

                  Section 6.5. Reservation of Rights. Notwithstanding anything contained in this Amendment, the Borrowers acknowledge that the Agent and the Lenders do not waive, and expressly reserve, the right to exercise, at any time, any and all of their rights and remedies under the Credit Agreement, any other related document and applicable law on account of any Default or Event of Default.

                  Section 6.6. Confirmation of Indebtedness. The Borrowers hereby confirm and acknowledge that, as of the Closing Date, (i) the Borrowers are truly and justly indebted to the Lenders, without defense, counterclaim or offset of any kind and (ii) the Borrowers are liable to the Lenders in respect of Loans and Letters of Credit in the aggregate principal amount of $130,587,385.

                  Section 6.7. Waiver. The Borrowers hereby release, waive, and forever relinquish all claims, demands, obligations, liabilities and causes of action of whatever kind or nature, whether known or unknown, which any of them have, may have, or might assert at the time of execution of this Amendment or in the future against the Agent, the Lenders and/or their respective parents, affiliates, participants, officers, directors, employees, agents, attorneys, accountants, consultants, successors and assigns (collectively, the "Lender Group"), directly or indirectly, which occurred, existed, was taken, permitted or begun prior to the execution of this Amendment, arising out of, based upon, or in any manner connected with (i) any transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, with respect to the Credit Agreement, any other Lender Agreement and/or the administration thereof or the obligations created thereby; (ii) any discussions, commitments, negotiations, conversations or communications with respect to the refinancing, restructuring or collection of any obligations related to the Credit Agreement, any other Lender Agreement and/or the administration thereof or the obligations created thereby, or (iii) any matter related to the foregoing; provided, however, that the provisions of this Section
6.7 shall not apply to any such matters of which the Borrowers are presently unaware and which constitute or result from the gross negligence and/or willful misconduct of any member of the Lender Group.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.


                                  AMERICAN SKIING COMPANY


                                  By:/s/ Mark J. Miller
                                     -----------------------------------
                                     Title: Senior Vice President and CFO


                                  SUNDAY RIVER SKIWAY CORPORATION


                                  By:/s/ Mark J. Miller
                                     -----------------------------------
                                     Title: Senior Vice President and CFO


                                  SUNDAY RIVER LTD.


                                  By:/s/ Mark J. Miller
                                     -----------------------------------
                                     Title: Senior Vice President and CFO


                                  PERFECT TURN, INC.


                                  By:/s/ Mark J. Miller
                                     -----------------------------------
                                     Title: Senior Vice President and CFO


                                  SUNDAY RIVER TRANSPORTATION INC.


                                  By:/s/ Mark J. Miller
                                     -----------------------------------
                                     Title: Senior Vice President and CFO


                                  L.B.O. HOLDING, INC.


                                  By:/s/ Mark J. Miller
                                     -----------------------------------
                                     Title: Senior Vice President and CFO


                                  SUGARBUSH RESORT HOLDINGS, INC.


                                  By:/s/ Mark J. Miller
                                     -----------------------------------
                                     Title: Senior Vice President and CFO

                                  SUGARBUSH LEASING COMPANY


                                  By:/s/ Mark J. Miller
                                     -----------------------------------
                                     Title: Senior Vice President and CFO



                                  S-K-I, LTD.


                                  By:/s/ Mark J. Miller
                                     -----------------------------------
                                     Title: Senior Vice President and CFO


                                  KILLINGTON, LTD.


                                  By:/s/ Mark J. Miller
                                     -----------------------------------
                                     Title: Senior Vice President and CFO



                                  MOUNT SNOW LTD.


                                  By:/s/ Mark J. Miller
                                     -----------------------------------
                                     Title: Senior Vice President and CFO


                                  PICO SKI AREA MANAGEMENT COMPANY


                                  By:/s/ Mark J. Miller
                                     -----------------------------------
                                     Title: Senior Vice President and CFO


                                  RESORT SOFTWARE SERVICES, INC.


                                  By:/s/ Mark J. Miller
                                     -----------------------------------
                                     Title: Senior Vice President and CFO



                                  KILLINGTON RESTAURANTS, INC.


                                  By:/s/ Mark J. Miller
                                     -----------------------------------
                                     Title: Senior Vice President and CFO

                                  DOVER RESTAURANTS, INC.


                                  By:/s/ Mark J. Miller
                                     -----------------------------------
                                     Title: Senior Vice President and CFO


                                  SUGARLOAF MOUNTAIN CORPORATION


                                  By:/s/ Mark J. Miller
                                     -----------------------------------
                                     Title: Senior Vice President and CFO


                                  MOUNTAINSIDE


                                  By:/s/ Mark J. Miller
                                     -----------------------------------
                                     Title: Senior Vice President and CFO


                                  ASC UTAH


                                  By:/s/ Mark J. Miller
                                     -----------------------------------
                                     Title: Senior Vice President and CFO


                                  STEAMBOAT SKI & RESORT CORPORATION


                                  By:/s/ Mark J. Miller
                                     -----------------------------------
                                     Title: Senior Vice President and CFO

                                  HEAVENLY  SKI & RESORT CORPORATION


                                  By:/s/ Mark J. Miller
                                     -----------------------------------
                                     Title: Senior Vice President and CFO



                                  HEAVENLY CORPORATION


                                  By:/s/ Mark J. Miller
                                     -----------------------------------
                                     Title: Senior Vice President and CFO



                                  HEAVENLY VALLEY, LIMITED  PARTNERSHIP

                                  By:  Heavenly Corporation, its general partner


                                  By:/s/ Mark J. Miller
                                     -----------------------------------
                                     Title: Senior Vice President and CFO

                                  FLEET NATIONAL BANK (successor in interest to
                                        BankBoston, N.A.), as Agent


                                  By: /s/ Daniel Butler
                                     -------------------------------------
                                     Title:


                                  FLEET NATIONAL BANK (successor in interest to
                                     BankBoston, N.A.), as a Lender

                                  By: /s/ Daniel Butler
                                     -------------------------------------
                                     Title:


                                  WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                    as a Lender


                                 By: /s/ illegible
                                    ---------------------------------------
                                     Title: AVP


                                  WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                    successor by merger to First
                                    Security Bank, N.A., as a Lender


                                 By: /s/ illegible
                                    ---------------------------------------
                                     Title: AVP




                                 U.S. BANK NATIONAL ASSOCIATION, as a Lender


                                 By: /s/ illegible
                                    --------------------------------------
                                     Title: Vice President

                                 THE HOWARD BANK, N.A., as a Lender



                                 By: /s/ illegible
                                    --------------------------------------
                                     Title: Vice President

                                 BLACK DIAMOND CLO 1998-1 LTD., as a Lender


                                 By: /s/ illegilbe
                                    --------------------------------------
                                     Title: Director


                                 BLACK DIAMOND CLO 2000-1 LTD., as a Lender


                                 By: /s/ illegilbe
                                    --------------------------------------
                                     Title: Director


                                 BLACK DIAMOND INTERNATIONAL FUNDING, LTD., as a
                                   Lender

                                 By: /s/ illegilbe
                                    --------------------------------------
                                     Title: Director



                                 By:___________________________________
                                     Title:

                                 MERRILL LYNCH PRIME RATE PORTFOLIO,
                                   as a Lender

                                 By:  Merrill Lynch Asset Management, L.P.,
                                   as Investment Advisor


                                 By: /s/ illegible
                                    ---------------------------------------
                                     Title:


                                 DEBT STRATEGIES FUND, INC., as a Lender


                                 By: /s/ illegible
                                    ---------------------------------------
                                     Title:


                                 CAPTIVA II FINANCE LTD., as a Lender



                                 By:___________________________________
                                     Title:


                                 KZH-PAMCO LLC, as a Lender



                                 By: /s/ Susan Lee
                                    --------------------------------------
                                     Title: Authorized Agent



                                 KZH HIGHLAND-2 LLC, as a Lender



                                 By: /s/ Susan Lee
                                    --------------------------------------
                                     Title: Authorized Agent

                                 PAM CAPITAL FUNDING L.P., as a Lender

                                 By:  Highland Capital Management,  L.P.,
                                      as Collateral Manager


                                 By:___________________________________
                                     Title:


                                 PAMCO CAYMAN, LTD., as a Lender

                                 By:  Highland Capital Management,  L.P.,
                                      as Collateral Manager


                                 By:___________________________________
                                     Title:


                                 VAN KAMPEN PRIME RATE INCOME TRUST, as a Lender

                                 By:  Van Kampen Investment Advisory Corp.


                                 By: /s/ Darvin D. Pierce
                                    --------------------------------------
                                     Title: Executive Director

                                 GLENEAGLES TRADING LLC, as a Lender


                                 By: /s/ Ann E. Morris
                                    --------------------------------------
                                     Title: Assitant Vice President

                                 SRV-HIGHLAND, INC., as a Lender


                                 By: /s/ Ann E. Morris
                                    --------------------------------------
                                     Title: Assitant Vice President

                                 LONG LANE MASTER TRUST IV, as a Lender



                                 By: /s/ Kevin Kearns
                                    --------------------------------------
                                     Title: Managing Director